M otion Control Solutions Industrial System s Creating a better tomorrow™… First Quarter 2024 Earnings May 7, 2024 Louis Pinkham, Chief Executive Officer Rob Rehard, Executive Vice President, Chief Financial Officer

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… 1Q 2024 FORWARD LOOKING STATEMENTS 2 All statements in this communication, other than those relating to historical facts, are "forward-looking statements." Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. Forward-looking statements include, but are not limited to, statements about future strategic plans and future financial and operating results. Important factors that could cause actual results to differ materially from those presented or implied in the forward-looking statements in this communication include, without limitation, the possibility that the Company may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the sale of the Industrial Motors and Generators businesses, the acquisition of Altra Industrial Motion Corp. ("Altra Transaction"), and the merger with the Rexnord Process & Motion Control business (the “Rexnord PMC business”) within the expected time-frames or at all and to successfully integrate Altra Industrial Motion Corp. ("Altra") and the Rexnord PMC business; the Company's substantial indebtedness as a result of the Altra Transaction and the effects of such indebtedness on the Company's financial flexibility; the Company's ability to achieve its objectives on reducing its indebtedness on the desired timeline; dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; unanticipated operating costs, customer loss and business disruption; the Company's ability to retain key executives and employees; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; challenges to the tax treatment that was elected with respect to the merger with the Rexnord PMC business and related transactions; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things and artificial intelligence, and marketplace acceptance of new and existing products; dependence on significant customers and distributors; risks associated with climate change and uncertainty regarding our ability to deliver on our climate commitments and/or to meet related investor, customer and other third party expectations relating to our sustainability efforts; risks associated with global manufacturing, including risks associated with public health crises and political, societal or economic instability, including instability caused by ongoing geopolitical conflicts; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; prolonged declines in one or more markets; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that the Company cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures; the Company's ability to identify and execute on future M&A opportunities, including significant M&A transactions; the impact of any such M&A transactions on the Company's results, operations and financial condition, including the impact from costs to execute and finance any such transactions; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; effects on earnings of any significant impairment of goodwill; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; costs and unanticipated liabilities arising from rapidly evolving laws and regulations; and other factors that can be found in our filings with the Securities and Exchange Commission ("SEC"), including our most recent periodic reports filed on Form 10-K and Form 10-Q, which are available on our Investor Relations website. Forward-looking statements are given only as of the date of this communication and we disclaim any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… NON-GAAP FINANCIAL MEASURES 3 1Q 2024 We prepare our financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non- GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this release, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share, adjusted income from operations, adjusted operating margin, adjusted net sales, adjusted gross margin, pro forma adjusted gross margin, net debt, EBITDA, adjusted EBITDA, pro forma EBITDA, pro forma adjusted EBITDA, adjusted EBITDA (including synergies), interest coverage ratio, interest coverage ratio (including synergies), adjusted EBITDA margin, gross debt/ adjusted EBITDA, net debt/adjusted EBITDA, net debt/adjusted EBITDA (including synergies),adjusted cash flows from operations, adjusted free cash flow, adjusted income before taxes, adjusted provision for income taxes, and adjusted effective tax rate. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while the other non-GAAP measures disclosed are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. This release also includes non-GAAP forward-looking information. The Company believes that a quantitative reconciliation of this forward-looking information to the most comparable financial measure calculated and presented in accordance with GAAP cannot be made available without unreasonable efforts. A reconciliation of this non- GAAP financial measure would require the Company to predict the timing and likelihood of future restructurings and other charges. Neither these forward-looking measures, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of the most directly comparable forward-looking GAAP measure is not provided. In addition to these non-GAAP measures, we use the term “organic sales growth” and "pro forma organic sales growth" to refer to the increase in our sales between periods that is attributable to organic sales. “Organic sales” refers to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition and excluding any sales from business divested/to be exited recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. “Pro forma organic sales” refers to "organic sales" giving effect to the acquisition of Altra. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods. The assumptions and related pro forma adjustments in the selected financial information presented within this release are consistent with those presented in the Company's Current Reports on Form 8-K filed on June 5, 2023 and September 8, 2023 giving effect to the acquisition of Altra and related transactions and are inclusive of the measurement period adjustments included in the Company's Annual Report on Form 10-K for the fiscal year ended December, 31 2023 on file with the SEC.

M otion Control Solutions Industrial System s Creating a better tomorrow™… Opening Comments & Overview LOUIS PINKHAM, CEO 1Q 2024 Results, 2024 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 1Q 2021

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… AN EVOLVED PURPOSE FOR A TRANSFORMED REGAL REXNORD 5 1Q 2024

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… * $ Millions, Except Per Share Data; Non-GAAP Financial Measurement, See Appendix For Reconciliation 1Q PERFORMANCE 6 1Q 2024 Pro Forma Adjusted EBITDA* & Margin* $327.1 $317.4 1Q23 1Q24 Pro Forma Adjusted Net Sales* $1,675.2 $1,547.7 1Q23 1Q24 • Sales Up 26.4% Y/Y, Down 7.5% On A Pro Forma Organic Basis* • Pro Forma Daily Orders Down 4.3%, Excluding Industrial Systems, In Line With Expectations • Adjusted GM* Of 36.5% Or 37.4% Excluding Industrial Systems o Firmly On Track To 40% Target Exiting 2025 • Adjusted EBITDA Margin* Of 20.5% Up 100 BPS Versus Prior Year On A Pro Forma Basis o Synergies Of $26 Million, On Track For $90 Million In 2024 • Adjusted Free Cash Flow* Of $64.6 Million In Line With Expectations In A Seasonally Lower Quarter o Paid Down $135 Million Of Gross Debt o On Track To Generate $700 Million Of Adjusted Free Cash Flow In 2024 19.5% 20.5% Adjusted Diluted EPS* $2.22 $2.00 1Q23 1Q24 Adjusted Free Cash Flow* $174.4 $64.6 1Q23 1Q24

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… CONVEYING OVERVIEW 1Q 2024 7

M otion Control Solutions Industrial System s Creating a better tomorrow™… 1Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 1Q 2024 Results, 2024 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Sales • Net Sales Up 96.9% • Key Drivers o Data Center (+) o Medical (+) o Aerospace (+) o Discrete Factory Automation (-) AUTOMATION & MOTION CONTROL * Non-GAAP Financial Measurement, See Appendix For Reconciliation Strong Secular Market Growth Outside Of Discrete Factory Automation 9 1Q 2024 Net Sales ($M) $203.2 $400.2 1Q23 1Q24 Adjusted EBITDA* ($M) & EBITDA Margin* $46.7 $89.9 1Q23 1Q24 23.0% 22.5%

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Sales • Net Sales* Up 55.3% • Key Drivers o General Industrial (+) o Energy (+) o Alternative Energy (-) o Ag/Construction (-) INDUSTRIAL POWERTRAIN SOLUTIONS * Non-GAAP Financial Measurement, See Appendix For Reconciliation Performance Above Expectations; Synergies On Track 10 1Q 2024 $235.2 $53. 5 $43. 4 Net Sales ($M) $414.4 $643.4 1Q23 1Q24 Adjusted EBITDA* ($M) & EBITDA Margin* $121.4 $166.3 1Q23 1Q24 29.3% 25.8%

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… POWER EFFICIENCY SOLUTIONS * Non-GAAP Financial Measurement, See Appendix For Reconciliation Performance Below Expectations As Destocking Continues, Backlog Build Benefits Outlook Sales • Organic Sales* Down 17.8% • Key Drivers o N.A. Residential HVAC (-) o Europe, AsiaPac C-HVAC (-) o N.A. C-HVAC (+) o Pool (+) $21.3 $39.0 11 $189.8 1Q 2024 $135. 7 $165. 5 Net Sales ($M) $469.5 $385.3 1Q23 1Q24 Adjusted EBITDA* ($M) & EBITDA Margin* $64.4 $51.0 1Q23 1Q24 13.7% 13.2%

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Capital Expenditures • $18.5 Million in 1Q 2024 Effective Tax Rate (ETR) • 22.8% Adj. ETR* in 1Q 2024 Restructuring & Related Costs • $17.2 Million in 1Q 2024 OTHER FINANCIAL UPDATES Balance Sheet at March 31, 2024 • Total Debt of $6,245.9 Million • Net Debt* of $5,723.5 Million • Net Debt*/Adj EBITDA (Including Synergies)* of 3.82 • Interest Coverage Ratio (Including Synergies)* of ~3.5 Adjusted Free Cash Flow* • $64.6 Million in 1Q 2024 * Non-GAAP Financial Measurement, See Appendix For Reconciliation 12 1Q 2024

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Adjusted EPS Outlook For 2024 Unchanged Excluding Industrial Sale Impacts 2024 OUTLOOK 13 1Q 2024 • Updating Outlook For Closing Sale Of Industrial Systems And Deploying Net Sale Proceeds To Debt Reduction, Worth ($0.15) Per Share • Making Modest Adjustments To Remaining Operations, Which Are Net Neutral To Adjusted Diluted EPS* • Now Expect 2024 Adjusted Diluted EPS* In A Range Of $9.60 - $10.40 (M/P $10.00) • Revenue For 2024 Now Expected To Be ~$6.25 Billion • Adjusted EBITDA Margin* For 2024 Now Expected To Be ~23% • Adjusted Free Cash Flow* Expected To Be $700 Million * Non-GAAP Financial Measurement, See Appendix For Reconciliation ** Net Of Interest Savings From Deploying Industrial Systems Sale Proceeds To Debt Reduction

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Expect Stronger 2H Performance On Sales & Margins SEGMENT OUTLOOK 14 1Q 2024 * AMC and IPS performance is pro forma for the Altra transaction

M otion Control Solutions Industrial System s Creating a better tomorrow™… 1Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 1Q 2024 Results, 2024 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

M otion Control Solutions Industrial System s Creating a better tomorrow™… 1Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 1Q 2024 Results, 2024 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… CLOSING REMARKS 17 1Q 2024 We Create A Better Tomorrow With Sustainable Solutions That Power, Transmit, And Control Motion

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 18 1Q 2024 ADJUSTED DILUTED EARNINGS PER SHARE Unaudited Three Months Ended Mar 31, 2024 Mar 31, 2023 GAAP Earnings (Loss) Per Share $ 0.30 $ (0.09) Intangible Amortization 0.98 0.53 Restructuring and Related Costs (a) 0.19 0.07 Share-Based Compensation Expense (b) 0.11 0.31 Impairments and Exit Related Costs 0.01 — Loss on Assets Held for Sale (c) 0.32 — Gain on Sale of Assets (0.01) (0.01) Transaction and Integration Related Costs (d) 0.09 1.31 Discrete Tax Items 0.01 0.10 Adjusted Diluted Earnings Per Share $ 2.00 $ 2.22 (a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. (b) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023. (c) The three months ended March 31, 2024 reflects the loss on assets held for sale of $21.5 million related to the sale of the industrial motors and generators businesses. (d) For 2024, primarily relates to (1) legal, professional service, and rebranding costs associated with the sale of the industrial motors and generators businesses and (2) legal, professional service and integration costs associated with the Altra Transaction. For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and integration and (2) legal and professional service costs associated with the sale of the industrial motors and generators businesses.

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 19 1Q 2024 2024 ADJUSTED ANNUAL GUIDANCE Unaudited Minimum Maximum 2024 GAAP Diluted EPS Annual Guidance $ 3.97 $ 4.77 Intangible Amortization 4.00 4.00 Restructuring and Related Costs (a) 0.58 0.58 Share-Based Compensation Expense 0.51 0.51 Operating Lease Asset Step Up 0.01 0.01 Impairments and Exit Related Costs 0.01 0.01 Loss on Assets Held for Sale 0.32 0.32 Gain on Sale of Assets (0.01) (0.01) Transaction and Integration Related Costs (b) 0.20 0.20 Discrete Tax Items 0.01 0.01 2024 Adjusted Diluted EPS Annual Guidance $ 9.60 $ 10.40 (a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. (b) Primarily relates to (1) legal, professional service and integration costs associated with the Altra Transaction and (2) legal, professional service, and rebranding costs associated with the sale of the industrial motors and generators businesses.

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 20 1Q 2024 2024 NET INCOME TO ADJUSTED EBITDA ANNUAL GUIDANCE Unaudited (Dollars in Millions) Minimum Maximum Net Income $ 275.3 $ 328.5 Plus: Income Taxes 87.0 103.8 Plus: Interest Expense 375.0 375.0 Less: Interest Income (5.0) (5.0) Plus: Depreciation 173.0 173.0 Plus: Amortization 350.0 350.0 EBITDA $ 1,255.3 $ 1,325.3 Plus: Restructuring and Related Costs (a) 51.3 51.3 Plus: Share-Based Compensation Expense 40.0 40.0 Plus: Operating Lease Asset Step Up 1.0 1.0 Plus: Impairments and Exit Related Costs 0.5 0.5 Plus: Loss on Assets Held for Sale and Gain on Sale of Assets 21.5 21.5 Plus: Transaction and Integration Related Costs (b) 17.7 17.7 Less: Gain on Sale of Assets (0.8) (0.8) Adjusted EBITDA $ 1,386.5 $ 1,456.5 (a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. (b) Primarily relates to (1) legal, professional service and integration costs associated with the Altra Transaction and (2) legal, professional service, and rebranding costs associated with the sale of the industrial motors and generators businesses.

1Q 2024 APPENDIX

ADJUSTED EBITDA

Unaudited
(Dollars in Millions)

	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord	
Three Months Ended	Mar 31, 2024	Mar 31, 2023	Mar 31, 2024	Mar 31, 2023	Mar 31, 2024	Mar 31, 2023	Mar 31, 2024	Mar 31, 2023	Mar 31, 2024	Mar 31, 2023
GAAP Income (Loss) from Operations	$ 82.1	$ 25.9	$ 28.5	$ 45.4	$ 40.2	$ (5.2)	$ (16.9)	$ 2.8	$ 133.9	$ 68.9
Restructuring and Related Costs [(a)]	4.9	0.8	8.3	4.7	2.0	0.5	2.0	0.2	17.2	6.2
Operating Lease Asset Step Up	0.3	—	—	—	—	—	—	—	0.3	—
Impairments and Exit Related Costs	0.2	—	0.2	—	0.1	—	—	—	0.5	—
Loss on Assets Held for Sale [(b)]	—	—	—	—	—	—	21.5	—	21.5	—
Gain on Sale of Assets	—	—	—	—	(0.8)	(0.6)	—	—	(0.8)	(0.6)
Transaction and Integration Related Costs [(c)]	4.4	42.0	0.5	—	0.3	23.5	2.6	2.1	7.8	67.6
Adjusted Income from Operations	$ 91.9	$ 68.7	$ 37.5	$ 50.1	$ 41.8	$ 18.2	$ 9.2	$ 5.1	$ 180.4	$ 142.1
Amortization	$ 50.0	$ 29.8	$ 2.1	$ 2.1	$ 34.4	$ 14.2	$ 0.2	$ 0.2	$ 86.7	$ 46.3
Depreciation	20.2	11.8	9.5	9.6	11.5	5.5	0.3	3.3	41.5	30.2
Share-Based Compensation Expense [(d)]	4.3	10.6	2.0	2.0	2.3	8.6	0.5	0.5	9.1	21.7
Other (Expense) Income, Net	(0.1)	0.5	(0.1)	0.6	(0.1)	0.2	—	0.1	(0.3)	1.4
Adjusted EBITDA	$ 166.3	$ 121.4	$ 51.0	$ 64.4	$ 89.9	$ 46.7	$ 10.2	$ 9.2	$ 317.4	$ 241.7
GAAP Operating Margin %	12.8%	6.3%	7.4%	9.7%	10.0%	(2.6)%	(14.2)%	2.0%	8.7%	5.6%
Adjusted Operating Margin %	14.3%	16.6%	9.7%	10.7%	10.4%	9.0%	7.7%	3.7%	11.7%	11.6%
Adjusted EBITDA Margin %	25.8%	29.3%	13.2%	13.7%	22.5%	23.0%	8.6%	6.7%	20.5%	19.7%

(a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b) The three months ended March 31, 2024 reflects the loss on assets held for sale of $21.5 million related to the sale of the industrial motors and generators businesses.
(c) Primarily relates to (1) legal, professional service and integration costs associated with the Altra Transaction and (2) legal, professional service, and rebranding costs associated with the sale of the industrial motors and generators businesses.
(d) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.

RegalRexnord Creating a better tomorrow™...
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©2024 Regal Rexnord Corporation, Proprietary and Confidential

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 22 1Q 2024 NET INCOME TO ADJUSTED EBITDA Unaudited (Dollars in Millions) Three Months Ended Mar 31, 2024 Mar 31, 2023 Net Income (Loss) $ 20.4 $ (5.5) Plus: Income Taxes 10.9 12.3 Plus: Interest Expense 105.4 95.4 Less: Interest Income (3.1) (31.9) Plus: Depreciation 41.5 30.2 Plus: Amortization 86.7 46.3 EBITDA 261.8 146.8 Plus: Restructuring and Related Costs (a) 17.2 6.2 Plus: Share-Based Compensation Expense (b) 9.1 21.7 Plus: Operating Lease Asset Step Up 0.3 — Plus: Impairments and Exit Related Costs 0.5 — Plus: Loss on Assets Held for Sale (c) 21.5 — Less: Gain on Sale of Assets (0.8) (0.6) Plus: Transaction and Integration Related Costs (d) 7.8 67.6 Adjusted EBITDA $ 317.4 $ 241.7 (a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. (b) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023. (c) The three months ended March 31, 2024 reflects the loss on assets held for sale of $21.5 million related to the sale of the industrial motors and generators businesses. (d) For 2024, primarily relates to (1) legal, professional service, and rebranding costs associated with the sale of the industrial motors and generators businesses and (2) legal, professional service and integration costs associated with the Altra Transaction. For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and integration and (2) legal and professional service costs associated with the sale of the industrial motors and generators businesses.

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 23 1Q 2024 ADJUSTED NET SALES Unaudited (Dollars in Millions) Three Months Ended Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Mar 31, 2024 Mar 31, 2023 Mar 31, 2024 Mar 31, 2023 Mar 31, 2024 Mar 31, 2023 Mar 31, 2024 Mar 31, 2023 Mar 31, 2024 Mar 31, 2023 Net Sales $ 643.4 $ 414.4 $ 385.3 $ 469.5 $ 400.2 $ 203.2 $ 118.8 $ 137.0 $ 1,547.7 $ 1,224.1 Adjusted Net Sales $ 643.4 $ 414.4 $ 385.3 $ 469.5 $ 400.2 $ 203.2 $ 118.8 $ 137.0 $ 1,547.7 $ 1,224.1

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 24 1Q 2024 ADJUSTED EFFECTIVE TAX RATE Unaudited (Dollars in Millions) Three Months Ended Mar 31, 2024 Mar 31, 2023 Income before Taxes 31.3 6.8 Provision for Income Taxes 10.9 12.3 Effective Tax Rate 34.8% 180.9 % Income before Taxes 31.3 6.8 Intangible Amortization 86.7 46.3 Restructuring and Related Costs (a) 17.2 6.2 Share-Based Compensation Expense (b) 9.1 21.7 Operating Lease Asset Step Up 0.3 — Impairments and Exit Related Costs 0.5 — Loss on Assets Held for Sale (c) 21.5 — Gain on Sale of Assets (0.8) — Transaction and Integration Related Costs (d) 7.8 105.8 Adjusted Income before Taxes* $ 173.6 $ 186.2 Provision for Income Taxes 10.9 12.3 Tax Effect of Intangible Amortization 21.0 11.4 Tax Effect of Restructuring and Related Costs 4.1 1.6 Tax Effect of Share-Based Compensation Expense 2.1 1.2 Tax Effect of Operating Lease Asset Step Up 0.1 — Tax Effect of Impairments and Exit Related Costs 0.1 — Tax Effect of Transaction and Integration Related Costs 1.9 18.3 Tax Effect of Gain on Sale of Assets (0.1) (0.1) Discrete Tax Items (0.6) (6.5) Adjusted Provision for Income Taxes* $ 39.5 $ 38.2 Adjusted Effective Tax Rate* 22.8% 20.5% (a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. (b) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023. (c) The three months ended March 31, 2024 reflects the loss on assets held for sale of $21.5 million related to the sale of the industrial motors and generators businesses. (d) For 2024, primarily relates to (1) legal, professional service, and rebranding costs associated with the sale of the industrial motors and generators businesses and (2) legal, professional service and integration costs associated with the Altra Transaction. For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and integration and (2) legal and professional service costs associated with the sale of the industrial motors and generators businesses.

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 25 1Q 2024 ADJUSTED FREE CASH FLOW Unaudited (Dollars in Millions) Three Months Ended Mar 31, 2024 Mar 31, 2023 Net Cash Provided by Operating Activities $ 83.1 $ 106.2 Payments for Certain Acquisition Costs (Net of Tax of $11.4 Million in 2023) (a) — 86.9 Adjusted Cash Flows from Operations 83.1 193.1 Additions to Property Plant and Equipment (18.5) (18.7) Adjusted Free Cash Flow $ 64.6 $ 174.4 (a) Reflects the payment of Regal Rexnord's and Altra's advisor success fees.

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 26 1Q 2024 ORGANIC SALES GROWTH Unaudited (Dollars in Millions) Three Months Ended Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Net Sales Three Months Ended Mar 31, 2024 $ 643.4 $ 385.3 $ 400.2 $ 118.8 $ 1,547.7 Net Sales from Businesses Acquired (243.2) — (199.3) — (442.5) Impact from Foreign Currency Exchange Rates 0.1 0.7 (0.8) 0.9 0.9 Organic Sales Three Months Ended Mar 31, 2024 $ 400.3 $ 386.0 $ 200.1 $ 119.7 $ 1,106.1 Net Sales Three Months Ended Mar 31, 2023 $ 414.4 $ 469.5 $ 203.2 $ 137.0 $ 1,224.1 Adjusted Net Sales Three Months Ended Mar 31, 2023 $ 414.4 $ 469.5 $ 203.2 $ 137.0 $ 1,224.1 Three Months Ended Mar 31, 2024 Organic Sales Growth % (3.4) % (17.8) % (1.5) % (12.6) % (9.6) % Three Months Ended Mar 31, 2024 Net Sales Growth % 55.3% (17.9) % 96.9% (13.3) % 26.4%

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 27 1Q 2024 PRO FORMA ORGANIC SALES GROWTH (INCLUDING ALTRA) Unaudited (Dollars in Millions) Three Months Ended Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Net Sales Three Months Ended Mar 31, 2024 $ 643.4 $ 385.3 $ 400.2 $ 118.8 $ 1,547.7 Impact from Foreign Currency Exchange Rates (0.9) 0.7 0.8 0.9 1.5 Pro Forma Organic Sales Three Months Ended Mar 31, 2024 $ 642.5 $ 386.0 $ 401.0 $ 119.7 $ 1,549.2 Net Sales Three Months Ended Mar 31, 2023 $ 414.4 $ 469.5 $ 203.2 $ 137.0 $ 1,224.1 Net Sales from Businesses Acquired 234.5 — 216.6 — 451.1 Pro Forma Adjusted Net Sales Three Months Ended Mar 31, 2023 $ 648.9 $ 469.5 $ 419.8 $ 137.0 $ 1,675.2 Three Months Ended Mar 31, 2024 Pro Forma Organic Sales Growth % (1.0) % (17.8) % (4.5) % (12.6) % (7.5) % Three Months Ended Mar 31, 2024 Pro Forma Net Sales Growth % (0.8) % (17.9) % (4.7) % (13.3) % (7.6) %

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 28 1Q 2024 DEBT TO EBITDA Unaudited (Dollars in Millions) Last Twelve Months Mar 31, 2024 Net Loss $ (28.4) Plus: Income Taxes 51.3 Plus: Interest Expense 441.0 Less: Interest Income (14.8) Plus: Depreciation 177.0 Plus: Amortization 348.2 EBITDA $ 974.3 Plus: Restructuring and Related Costs (a) 95.4 Plus: Share-Based Compensation Expense 45.6 Plus: Inventory and Operating Lease Asset Step Up 54.8 Plus: Impairments and Exit Related Costs 10.1 Plus: Loss on Assets Held for Sale (b) 109.2 Plus: Goodwill Impairment 57.3 Less: Gain on Sale of Assets (0.8) Plus: Transaction and Integration Related Costs (c) 36.9 Adjusted EBITDA*(d) $ 1,382.8 Current Maturities of Long-Term Debt $ 3.9 Long-Term Debt 6,242.0 Total Gross Debt $ 6,245.9 Cash (e) (522.4) Net Debt $ 5,723.5 Gross Debt/Adjusted EBITDA 4.52 Net Debt/Adjusted EBITDA (d) 4.14 Interest Coverage Ratio (d) 3.24 (a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $19.3 Million of accelerated depreciation. (b) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023. (b) Reflects the loss on assets held for sale of $109.2 million related to the sale of the industrial motors and generators businesses. (c) Primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and integration and (2) legal, professional service, and rebranding costs associated with the sale of the industrial motors and generators businesses. (d) Synergies expected to be realized in the future are included in the calculation of EBITDA that serves as the basis for financial covenant compliance for certain of the Company's debt. The Company expects to realize synergies of $115 million within 18 months. The impact of the synergies is as follows: Adjusted EBITDA $ 1,382.8 Altra Synergies to be Realized Within 24 months 115.0 Adjusted EBITDA (including synergies) $ 1,497.8 Net Debt/Adjusted EBITDA (including synergies) 3.82 Interest Expense $ 441.0 Interest Income (14.8) Net Interest Expense $ 426.2 Interest Coverage Ratio(1) 3.24 Interest Coverage Ratio (including synergies)(2) 3.51 (1) Computed as Adjusted EBITDA/Net Interest Expense (2) Computed as Adjusted EBITDA (including synergies)/Net Interest Expense (e) This amount includes $57.1 Million cash and cash equivalents included in Assets Held for Sale.

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 29 1Q 2024 ADJUSTED GROSS MARGIN Unaudited (Dollars in Millions) Three Months Ended March 31, 2024 Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Net Sales $ 643.4 $ 385.3 $ 400.2 $ 118.8 $ 1,547.7 Gross Margin $ 264.8 $ 99.3 $ 159.9 $ 29.1 $ 553.1 Restructuring and Related Costs (a) 2.2 7.3 0.6 1.6 11.7 Operating Lease Asset Step Up 0.3 — — — 0.3 Adjusted Gross Margin $ 267.3 $ 106.6 $ 160.5 $ 30.7 $ 565.1 Gross Margin % 41.2% 25.8% 40.0% 24.5% 35.7 % Adjusted Gross Margin % 41.5% 27.7% 40.1% 25.8% 36.5% (a) Relates to costs associated with actions taken for facility consolidations and site closures, product line exits and other asset charges.

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 30 1Q 2023 PRO FORMA ADJUSTED GROSS MARGIN Unaudited (Dollars in Millions) Three Months Ended March 31, 2023 Pro Forma Net Sales $ 1,675.2 Pro Forma Gross Margin $ 554.9 Pro Forma Restructuring and Related Costs (a) 6.8 Pro Forma Adjusted Gross Margin $ 561.7 Pro Forma Gross Margin % 33.1 % Pro Forma Adjusted Gross Margin % 33.5% (a) Relates to costs associated with actions taken for facility consolidations and site closures, product line exits and other asset charges.

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 31 1Q 2023 PRO FORMA ADJUSTED GROSS MARGIN Unaudited (Dollars in Millions) The following pro forma adjusted gross margin has been prepared in accordance with Article 11 of Regulation S-X in order to give effect to the Altra Transaction as if it had occurred on January 2, 2022, the first day of Regal Rexnord’s fiscal year 2022. Regal Rexnord Three Months Ended March 31, 2023 Altra January 1, 2023 to March 27, 2023 Transaction Accounting Adjustment - Altra Transaction(2) Pro forma Combined Gross Margin 398.1 162.2 (5.4) 554.9 Restructuring and Related Costs(1) 5.6 1.2 — 6.8 Adjusted Gross Margin 403.7 163.4 (5.4) 561.7 (1) Represents restructuring and related costs in Cost of Sales. (2) Represents incremental depreciation expense relating to the step-up in fair value of Property, Plant and Equipment in Cost of Sales.

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 32 1Q 2024 PRO FORMA NET INCOME TO ADJUSTED EBITDA Unaudited (Dollars in Millions) Three Months Ended Mar 31, 2023 Pro Forma Net Sales $ 1,675.2 Pro Forma Adjusted Net Sales $ 1,675.2 Pro Forma Net Loss (37.6) Plus: Income Taxes 4.5 Plus: Interest Expense 127.7 Less: Interest Income (2.7) Plus: Depreciation 46.0 Plus: Amortization 87.1 Pro Forma EBITDA 225.0 Plus: Restructuring and Related Costs 7.6 Plus: Share-Based Compensation Expense 25.3 Plus: Loss on Assets Held for Sale and Gain on Sale of Assets (0.6) Plus: Transaction and Integration Related Costs 69.8 Pro Forma Adjusted EBITDA $ 327.1 Pro Forma Adjusted EBITDA Margin % 19.5%

1Q 2024 APPENDIX

PRO FORMA NET LOSS

Unaudited

(Dollars in Millions)

The following pro forma net (loss) income has been prepared in accordance with Article 11 of Regulation S-X in order to give effect to the Altra Transaction and related debt financing as if they had occurred on January 2, 2022, the first day of Regal Rexnord's fiscal year 2022.

	Regal Rexnord Three Months Ended March 31, 2023	Altra January 1, 2023 to March 27, 2023	Transaction Accounting Adjustments - Altra Transaction (Note 1)	Transaction Accounting Adjustments - Debt Financing (Note 2)	Pro forma Combined
Net (Loss) Income	(5.5)	31.4	(12.0)	(51.5)	**(37.6)**

Note 1 - Pro forma Transaction Accounting Adjustments - Altra Transaction

Property, Plant and Equipment Depreciation Step Up(1)	$	(6.7)
Incremental Charge in Amortization of Intangible Assets(2)		(28.0)
Removal of Historical Altra Interest Expense(3)		15.3
Tax Impact		7.4
		(12.0)

(1) Adjustment for incremental depreciation expense relating to the estimated preliminary step-up in fair value of Property, Plant and Equipment

(2) Adjustment for incremental amortization expense relating to the estimated preliminary fair value of intangible assets recognized in the Altra Transaction

(3) Adjustment to remove interest expense related to the Altra debt that was settled in connection with the Altra Transaction

Note 2 - Pro forma Transaction Accounting Adjustments - Debt Financing

New Interest Expense on Debt Financing(4)	(31.8)
Removal of Interest Income(5)	(29.4)
Tax Impact	9.7
	(51.5)

(4) Adjustment to recognize interest expense on the new debt related to the Altra Transaction

(5) Adjustment to remove interest income associated with income earned on the investment of the proceeds of the debt financing prior to the close of the Altra Transaction during the three months ended March 31, 2023

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©2024 Regal Rexnord Corporation, Proprietary and Confidential

©2024 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 34 1Q 2024 2023E PRO FORMA SALES Unaudited (Dollars in Millions) Year Ended Dec 31, 2023 Net Sales Year Ended Dec 31, 2023 $ 6,250.7 Net Sales from Businesses Acquired(a) 451.1 Net Sales from Businesses Divested(b) (521.5) 2023E Pro Forma Sales $ 6,180.3 (a) Represents Altra Net Sales prior to acquisition on March 27, 2023. (b) Represents the removal of 2023 Industrial Systems Net Sales.